As filed with the Securities and Exchange Commission on March 23, 1998
                                                            Registration No 333-
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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                               ----------------
                                   Form S-1


                            REGISTRATION STATEMENT

                                     Under
                          THE SECURITIES ACT OF 1933

                               ----------------
                         CyberShop International, Inc.
            (Exact Name of Registrant as Specified in Its Charter)


                      Delaware                        7375                            13-3979226
        (State or Other Jurisdiction of   (Primary Standard Industrial   (I.R.S. Employer Identification No.)
        Incorporation or Organization)     Classification Code Number)

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                         CyberShop International, Inc.
                               130 Madison Avenue
                               New York, NY 10016
                                 (212) 532-3553
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive office)

                                ----------------
                                 With copies to:


     Walter M. Epstein, Esq.                       Robert Rosenman, Esq.
Rubin Baum Levin Constant & Friedman           Cravath, Swaine & Moore
     30 Rockefeller  Plaza                  Worldwide  Plaza,  825 Eighth Avenue
  New York, New York 10112                       New York, New York 10019
     (212) 698-7700                                  (212) 474-1000


                               ----------------
     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:[ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering:[X]
333-42707

     If this Form is a  post-effective  amendment  filed pursuant to Rule 462(c)
under the Securities Act of 1933 check the following box and list the Securities
Act  registration   statement  number  of  the  earlier  effective  registration statement for the same offering:[ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                        CALCULATION OF REGISTRATION FEE

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

                   Title of                         Amount        Proposed Maximum     Proposed Maximum
           Each Class of Securities                  to be       Offering Price Per   Aggregate Offering        Amount of
               to be Registered                   Registered           Unit(1)             Price(1)        Registration Fee(1)
Common Stock, par value $.001 per share.......      575,000(2)         $ 6.50             $3,737,500             $1,103


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(1) Estimated  solely for purposes of calculating the  registration fee pursuant to Rule 457(o).

(2) Includes 75,000 shares issuable pursuant to over-allotment option granted to underwriters.

     Incorporation of certain information by reference pursuant to General Instruction V of Form S-1.

     IN ACCORDANCE WITH THE PROVISIONS OF GENERAL INSTRUCTION V OF FORM S-1, THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE CONTENTS OF THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-42707) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 1997, AS AMENDED BY AMENDMENT NO. 1 DATED MARCH 11, 1998, AS AMENDED BY AMENDMENT NO. 2 DATED MARCH 20, 1998, AS AMENDED BY AMENDMENT NO. 3 DATED MARCH 20, 1998, WHICH SUCH REGISTRATION STATEMENT WAS DECLARED EFFECTIVE ON MARCH 20, 1998.



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





                                 EXHIBIT INDEX


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

Number           Description of Exhibits

--------------   ---------------------------------------------------------------

Exhibit 5.1    Opinion of Rubin Baum Levin Constant & Friedman.*

Exhibit 23.1   Consent of Arthur Andersen LLP.*

Exhibit 23.3   Consent  of Rubin Baum Levin  Constant & Friedman  (contained  in
               Exhibit 5.1). Exhibit 24.1 Power of Attorney (included on signature page to CyberShop International, Inc.

               Registration Statement on Form S-1 (File No. 333-42707) and incorporated herein by reference)


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  * Filed herewith.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) EXHIBITS. All Exhibits filed with the Registration Statement on Form S-1 (File No. 333-42707 are incorporated herein by reference thereto, and shall be deemed part of , this Registrration Statement, except the following, which are filed herewith:

          Exhibit 5.1  Opinion of Rubin Baum Levin Constant & Friedman
                       re: legality
          Exhibit 23.1 Consent of Arthur Andersen LLP

          Exhibit 23.3 Consent of Rubin Baum Levin Constant & Friedman(contained in Exhibit 5.1)

          Exhibit 24.1 Power  of  Attorney  (  included  on  signature  page  to
                       CyberShop International, Inc. Registration Statement Form S-1 (File No. 333-42707) and incorporated herein by reference)

     (b) Financial Statement Schedules are incorporated by reference herein.

     Schedule II Valuation and Qualifying Accounts (incorporated by reference to the CyberShop International, Inc. Registration Statement on Form S-1 (File No. 333-42707).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of March, 1998.

                                           CYBERSHOP INTERNATIONAL, INC.


                                           By: /s/ Jeffrey S. Tauber
                                           ------------------------------------
                                           Jeffrey S. Tauber
                                           Chairman of the Board
                                           Chief Executive Officer and President

     Pursuant to the requirements of the Act, this Registration Statement has been signed by the following persons in the capacities on this 23rd day of March, 1998.

SIGNATURE                                   TITLE

---------                                   -----

/s/  Jeffrey S. Tauber                  Chairman of the Board, Chief Executive
----------------------                  Officer (Principal Executive Officer)
Jeffrey S.Tauber                         and Director

/s/  Gary S. Finkel                     Vice President, Chief Financial Officer
-------------------                     and Treasurer (Principal Accounting
Gary S. Finkel                          Officer and Principal Financial Officer)

/s/ Michael Kempner                     Director
------------------
Michael Kempner

/s/ Warren Struhl                       Director
------------------
Warren Struhl

                                 EXHIBIT INDEX



Number           Description of Exhibits

--------------   ---------------------------------------------------------------

Exhibit 5.1    Opinion of Rubin Baum Levin Constant & Friedman.*

Exhibit 23.1   Consent of Arthur Andersen LLP.*

Exhibit 23.3   Consent  of Rubin Baum Levin  Constant & Friedman  (contained  in
               Exhibit  5.1).

Exhibit 24.1   Power  of  Attorney  (included  on  signature  page to  CyberShop
               International,  Inc. Registration Statement on Form S-1 (File No.
               333-42707) and incorporated herein by reference)


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  * Filed herewith.